Segment Information (Details)	12 Months Ended
	Dec. 31, 2025 USD ($) segment	Dec. 31, 2024 USD ($)
Segment Information [Abstract]
Number of operating segments	1
Number of reportable segment	1
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Description of CODM	The measure of segment profit or loss is net income (loss), which is the same measure reported in the consolidated statements of operations and comprehensive income (loss). The CODM regularly reviews revenue, cost of revenue, selling and marketing expenses, general and administrative expenses, gains and losses on investments in equity securities and digital assets, and other segment items at the consolidated level.
Total segment assets | $	$ 39,723,888	$ 6,627,728